FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (the "**Amendment**") is dated effective as of the 16th day of December, 2014, by and between **THE PULSE NETWORK, INC.**, a Nevada corporation (the "**Borrower**") and **TCA GLOBAL CREDIT MASTER FUND, LP**, a Cayman Islands limited partnership (the "**Lender**").

RECITALS

WHEREAS, the Borrower, other Credit Parties, and the Lender executed that certain Credit Agreement dated as of September 30, 2014, but made effective as of October 3, 2014 (such Credit Agreement, together with all renewals, extensions, future advances, amendments, modifications, substitutions, or replacements thereof, sometimes collectively referred to as the "**Credit Agreement**); and

WHEREAS, pursuant to the Credit Agreement, the Borrower executed and delivered to Lender that certain Revolving Note dated as of September 30, 2014, but made effective as of October 3, 2014, evidencing an aggregate amount of Revolving Loans under the Credit Agreement in the amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the "**Original Revolving Note**"); and

WHEREAS, in connection with the Credit Agreement and the Original Revolving Note, the Borrower executed and delivered to the Lender various ancillary documents referred to in the Credit Agreement as the "**Loan Documents**"; and

WHEREAS, the Borrower's obligations under the Credit Agreement and the Original Revolving Note are secured by the following, all of which are included within the Loan Documents: (i) the Security Agreements; (ii) a Guarantee Agreements; (iii) the Pledge Agreements; (iv) the Validity Certificates; and (v) UCC-1 Financing Statements naming the Borrower and the Guarantors, as debtors, and Lender, as secured party (the "**UCC's**"), among other Loan Documents; and

WHEREAS, an Over-advance has occurred under the Credit Agreement, and in accordance with the terms of the Credit Agreement, Borrower and Lender desire to provide for repayment of the Over-advance in accordance with the Credit Agreement and as more specifically contemplated in this Amendment; and

WHEREAS, the Borrower and Lender have agreed that Three Hundred Fifty Thousand Dollars ($350,000) from the Reserve Amount currently held by Lender shall be released to Borrower in accordance with the terms of this Amendment (the "**Additional Advance**"); and

WHEREAS, the parties desire to aggregate all obligations due and owing by the Borrower to the Lender as of the date hereof under the Credit Agreement, Original Revolving Note, and all other Loan Documents, together with the Additional Advance, by aggregating all of such obligations and sums into a newly issued promissory note in the form attached hereto as **Exhibit "A"** (the "**Replacement Revolving Note**"), which Replacement Revolving Note shall replace, amend and restate the Original Revolving Note in its entirety, and which Replacement Revolving Note shall be for a principal amount equal to the aggregate amount of all such obligations and the Additional Advance, all as more specifically set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Credit Agreement, except as otherwise specifically set forth herein. In addition, the other definitional and interpretation provisions of Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall be deemed to apply to all terms and provisions of this Amendment, unless the express context otherwise requires.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

4. Release of Reserve Amount. Subject to the terms and conditions of this Amendment, the Lender hereby agrees to release to Borrower, as additional Revolving Loans, Three Hundred Fifty Thousand Dollars ($350,000) of the Reserve Amount currently held by Lender as follows: (i) the amount of One Hundred Seventy-Five Thousand Dollars ($175,000) on the date of this Amendment; and (ii) provided the Credit Parties are each in good standing under the Credit Agreement and the other Loan Documents, and provided no Event of Default exists under the Credit Agreement or any other Loan Documents, and provided no event has occurred that, with the passage of time, or the giving of notice, or both, would constitute an Event of Default under the Credit Agreement or any other Loan Documents, and further provided that any Estimated Over-advance Payments have been timely made as required by this Amendment, the amount of One Hundred Seventy-Five Thousand Dollars ($175,000) on December 30, 2014, in each case, such sums to be transferred to Borrower from the Reserve Amount held by Lender via wire transfer to an account designated by the Borrower.

5. Outstanding Balance. The Borrower acknowledges that the aggregate amount of all Obligations due and owing under the Credit Agreement and all other Loan Documents, including the portion of the Additional Advance made as of the date of this Amendment (but excluding the remaining portion of the Additional Advance to be made after the date hereof under Section 4 above), as of December 16, 2014, is $2,641,073.30 (the "**Outstanding Balance**"). The Outstanding Balance is comprised of: (i) principal, accrued and unpaid interest, and other fees due under the Credit Agreement and other Loan Documents as of December 16, 2014 in the amount of $2,191,073.30; and (ii) the Advisory Fee due and owing under the Credit Agreement in the amount of $450,000, which Advisory Fee shall be deemed to be an additional Revolving Loan made as of the date hereof, and which sum shall be included within the Outstanding Balance, be deemed an Obligation of the Borrower under the Credit Agreement, and secured by the Security Agreements, the Guarantee Agreements, the Pledge Agreement, the Validity Certificates, the UCC's, and all other Loan Documents, as applicable. The Outstanding Balance shall be deemed and is agreed upon as the outstanding principal balance of the Replacement Revolving Note, and the entire Outstanding Balance shall be and remain secured by the Security Agreements, the Guarantee Agreements, the Pledge Agreement, the Validity Certificates, the UCC's, and all other Loan Documents, as applicable, and which Outstanding Balance shall be due and payable in accordance with the terms of the Credit Agreement, as amended hereby, and the Replacement Revolving Note. In that regard, simultaneously with the execution of this Amendment, the Borrower shall execute and deliver the Replacement Revolving Note in favor of the Lender. The Replacement Revolving Note is being executed and delivered simultaneously herewith in substitution for and to supersede the Original Revolving Note in its entirety. It is the intention of the Borrower and Lender that while the Replacement Revolving Note replaces and supersedes the Original Revolving Note, in its entirety, the Replacement Revolving Note is not in payment or satisfaction of the Original Revolving Note, but rather is the substitute of one evidence of debt for another without any intent to extinguish the old. Nothing contained in this Amendment or in the Replacement Revolving Note shall be deemed to extinguish the indebtedness

and obligations evidenced by the Original Revolving Note or constitute a novation of the indebtedness evidenced by the Original Revolving Note.

6. Over-advance Payments. The Borrower acknowledges that an Over-advance existed as of the Effective Date under the Credit Agreement, and in that regard, in accordance with the terms of the Credit Agreement, Borrower had agreed to make an Estimated Over-Advance Payment to Lender of $200,000 per month, or a daily amount of $6,666.67, all in accordance with Section 2.1(f) of the Credit Agreement. Effective as of December 12, 2014, through and including February 28, 2015, Lender and Borrower hereby agree that the Estimated Over-advance Payment required to be made by Borrower to Lender shall be revised to a daily amount of $4,500 per day, which shall be the new Payment Sums to be paid by Borrower to Lender and applied in accordance with Section 2.1(f) of the Credit Agreement. On or around February 28, 2015, Lender shall review the status of the Credit Agreement and whether an Over-advance still exists as of such date, and if any such Over-advance remains as of such date, then so long as the Credit Parties are in good standing under the Credit Agreement and the other Loan Documents, and provided no Event of Default exists under the Credit Agreement or any other Loan Documents, and provided no event has occurred that, with the passage of time, or the giving of notice, or both, would constitute an Event of Default under the Credit Agreement or any other Loan Documents, Lender shall revise the Estimated Over-Advance Payment and any payment period therefor, in Lender's sole and absolute discretion, as may be required to eliminate the Over-advance.

7. Additional Advisory Fees Due. The Borrower and Lender agree that the Advisory Fees originally due and owing under the terms of the Credit Agreement (the "**Original Advisory Fees**") have been included within the Outstanding Balance and in the Replacement Revolving Note. In addition, Borrower hereby agrees and acknowledges that it has additional obligations to the Lender for advisory services provided by the Lender to the Borrower prior to the date of this Amendment in the amount of Two Hundred Thousand Dollars ($200,000)(the "**Additional Advisory Fee**"). In this regard, the Borrower and Lender hereby acknowledge that Lender is currently holding stock certificate no. 146 in the amount of 4,500,000 shares of Common Stock of the Borrower in the name of Lender (which shares are defined as the "**Advisory Fee Shares**" under the Credit Agreement), which Advisory Fee Shares were originally issued by Borrower to Lender towards payment of the Original Advisory Fees. Since the Original Advisory Fees have been included in the Outstanding Balance in the Replacement Revolving Note, the Borrower and the Lender agree that the Advisory Fee Shares shall be held by Lender towards payment of the Additional Advisory Fees. Moreover, Borrower expressly agrees that terms and provisions of Sections 2.2(f)(i) - (iv), Section 2.2(g) and 2.2(h) of the Credit Agreement shall apply and remain effective with respect to the Advisory Fee Shares, as same are now applicable to the Additional Advisory Fee.

8. Representations and Warranties. The Borrower hereby confirms and affirms that all representations and warranties made by the Credit Parties under the Credit Agreement and all other Loan Documents (specifically including under Section 7 of the Credit Agreement) are true, correct and complete in all material respects as of the Effective Date, and hereby confirms and affirms that all such representations and warranties remain true, correct and complete in all material respects as of the date of this Amendment, and by this reference, the Borrower does hereby re-make each and every one of such representations and warranties herein as of the date of this Amendment, as if each and every one of such representations and warranties was set forth and re-made in its entirety in this Amendment by the Borrower, as same may be qualified by revised disclosure schedules attached to this Amendment, if any (if no revised disclosures are attached to this Amendment, then no such revised disclosure schedules shall be deemed to exist or to qualify any of the representations and warranties hereby re-made).

9. Affirmation. The Borrower hereby affirms all of its Obligations to the Lender under all of the Loan Documents and agrees and affirms as follows: (i) that as of the date hereof, the Credit Parties

have performed, satisfied and complied in all material respects with all the covenants, agreements and conditions under each of the Loan Documents to be performed, satisfied or complied with by the Credit Parties; (ii) that the Credit Parties shall continue to perform each and every covenant, agreement and condition set forth in each of the Loan Documents and this Amendment, and continue to be bound by each and all of the terms and provisions thereof and hereof; (iii) that as of the date hereof, no default or Event of Default has occurred or is continuing under the Credit Agreement or any other Loan Documents, and no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or an Event of Default under the Credit Agreement or any other Loan Documents; and (iv) that as of the date hereof, no event, fact, or other set of circumstances has occurred which could reasonably be expected to have, cause, or result in a Material Adverse Effect.

10. Ratification. The Borrower hereby acknowledges, represents, warrants and confirms to Lender that: (i) each of the Loan Documents executed by the Credit Parties are valid and binding obligations of the Credit Parties, enforceable against the Credit Parties in accordance with their respective terms; (ii) the Replacement Revolving Note, and all other Obligations of the Borrower under the Replacement Revolving Note, the Credit Agreement, all other Loan Documents and this Amendment, shall be and continue to be and remain secured by and under the Loan Documents, including the Security Agreements, the Guarantee Agreements, the Pledge Agreement, the Validity Certificates, the UCC's, and other applicable Loan Documents, as applicable; (iii) there are no defenses, setoffs, counterclaims, cross-actions or equities in favor of the Borrower, to or against the enforcement of any of the Loan Documents, and to the extent the Borrower has any defenses, setoffs, counterclaims, cross-actions or equities against Lender and/or against the enforceability of any of the Loan Documents, the Borrower acknowledges and agrees that same are hereby fully and unconditionally waived by the Borrower; and (iv) no oral representations, statements, or inducements have been made by Lender, or any agent or representative of Lender, with respect to the Credit Agreement, this Amendment or any other Loan Documents.

11. Additional Confirmations. The Borrower hereby represents, warrants and covenants as follows: (i) that the Lender's Liens and security interests in all of the "Collateral" (as such term is defined in the Security Agreement executed by Borrower), are and remain valid, perfected, first-priority Liens and security interests in such Collateral, and the Borrower has not granted any other Liens or security interests of any nature or kind in favor of any other Person affecting any of such Collateral.

12. Lender's Conduct. As of the date of this Amendment, the Borrower hereby acknowledges and admits that: (i) the Lender has acted in good faith and has fulfilled and fully performed all of its obligations under or in connection with the Credit Agreement or any other Loan Documents; and (ii) that there are no other promises, obligations, understandings or agreements with respect to the Credit Agreement or the Loan Documents, except as expressly set forth herein, or in the Credit Agreement and other Loan Documents.

13. Redefined Terms. The term "Loan Documents," as defined in the Credit Agreement and as used in this Amendment, shall be deemed to refer to and include the Replacement Revolving Note, this Amendment and all other documents or instruments executed in connection with this Amendment and the execution and delivery of the Replacement Revolving Note. The term "Financial Statements," as defined in the Credit Agreement, shall be deemed to refer to and include any financial statements provided by Borrower to Lender since the date of the Credit Agreement for time periods after December 31, 2013. The term "Public Documents," as defined in the Credit Agreement, shall be deemed to refer to an include any Public Documents filed by the Borrower with the SEC, the Principal Trading Market, or any other Governmental Authority, since the Effective Date.

14. Representations and Warranties of the Borrower. The Borrower hereby makes the following representations and warranties to the Lender:

(a) Authority and Approval of Agreement; Binding Effect. The execution and delivery by the Borrower of this Amendment, the Replacement Revolving Note, and all other documents executed and delivered in connection herewith and therewith, and the performance by Borrower of all of its Obligations hereunder and thereunder, have been duly and validly authorized and approved by the Borrower and its board of directors pursuant to all applicable laws, and no other corporate action or consent on the part of the Borrower, its board of directors, stockholders or any other Person is necessary or required by the Borrower to execute this Amendment, the Replacement Revolving Note, and the documents executed and delivered in connection herewith and therewith, to consummate the transactions contemplated herein and therein, or perform all of the Borrower's Obligations hereunder and thereunder. This Amendment, the Replacement Revolving Note and each of the documents executed and delivered in connection herewith and therewith have been duly and validly executed by the Borrower (and the officer executing this Amendment and all such other documents for Borrower is duly authorized to act and execute same on behalf of Borrower) and constitute the valid and legally binding agreements of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

15. Indemnification. The Borrower, jointly and severally with all other Credit Parties, hereby indemnifies and holds Lender, and its parent companies, Subsidiaries, Affiliates, divisions, and their respective attorneys, officers, directors, agents, shareholders, members, managers, employees, and representatives, and the predecessors, successors, assigns, personal representatives, heirs and executors of each of them (including those retained in connection with the transactions contemplated by this Amendment) (each, a "**Lender Indemnitee**" and collectively, the "**Lender Indemnitees**"), and each of them, harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, Proceedings, suits, claims, costs, expenses and distributions of any kind or nature payable by any of the Lender Indemnitees to any Person, including reasonable attorneys' and paralegals' fees and expenses, court costs, settlement amounts, costs of investigation and interest thereon from the time such amounts are due at the highest non-usurious rate of interest permitted by applicable law, through all negotiations, mediations, arbitrations, trial and appellate levels, as a result of, or arising out of, or relating to any matters relating to this Amendment, the Credit Agreement, the Replacement Revolving Note or any other Loan Documents. The foregoing indemnification obligations shall survive the termination of the Credit Agreement or any of the Loan Documents and repayment of the Obligations.

16. Release. As a material inducement for Lender to enter into this Amendment, the Borrower does hereby release, waive, discharge, covenant not to sue, acquit, satisfy and forever discharges each of the Lender Indemnitees and their respective successors and assigns, from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, Proceedings, suits, claims, costs, expenses and distributions of any kind or nature whatsoever in law or in equity which Borrower ever had, now has, or which any successor or assign of Borrower hereafter can, shall or may have against any of the Lender Indemnitees, for, upon or by reason of any matter, cause or thing whatsoever related to the Credit Agreement, the Replacement Revolving Note, this Amendment or any other Loan Documents, but only to the extent any such matters, causes or things first occurred or arose on or prior to the date hereof. The Borrower further expressly agrees that the foregoing release and waiver agreement is intended to be as broad and inclusive as permitted by the laws governing the Credit Agreement. In addition to, and without limiting the generality of foregoing, the Borrower further covenants with and warrants unto the Lender and each of the other Lender Indemnitees, that as of the date hereof, there exists no claims, counterclaims, defenses, objections, offsets or other claims against Lender or any other Lender Indemnitee, or the obligation of the Borrower to comply with the terms and provisions of the Credit Agreement, this

Amendment and all other Loan Documents. The foregoing release shall survive the termination of the Credit Agreement or any of the Loan Documents and repayment of the Obligations.

17. Effect on Agreement and Loan Documents. Except as expressly amended by this Amendment, all of the terms and provisions of the Credit Agreement and the Loan Documents shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

18. No Waiver. Neither this Amendment, nor shall Lender's agreement to make the Additional Advance, be deemed or construed in any manner as a waiver by the Lender of any claims, Proceedings, defaults, Events of Default, breaches or misrepresentations by the Credit Parties under the Credit Agreement, any other Loan Documents, or any of Lender's rights or remedies in connection therewith.

19. Execution. This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or ".pdf" signature page was an original thereof.

20. Fees and Expenses.

(a) Document Review and Legal Fees; Due Diligence. The Borrower agrees to pay to the Lender or its counsel a legal fee equal to Two Thousand Five Hundred Dollars ($2,500.00) for the preparation, negotiation and execution of this Amendment and all other documents in connection herewith, together with costs of $500.00 associated with this transaction, all of which shall be due and payable by the Borrower upon execution of this Amendment. If elected by Lender, such fees can be swept from the Lock Box Account directly to Lender's counsel in payment of these fees, or if not so elected by Lender, then Borrower shall be liable and obligated to pay these fees to Lender, or Lender's counsel, simultaneously with the execution of this Amendment by Borrower.

21. Additional Agreements.

(a) Reconfirmation of Lock Box Deposits. Each of the Credit Parties hereby re-confirms its obligation to insure that all Receipts, and all other checks, drafts, instruments and other items of payment or proceeds of Collateral at any time received, due, owing, payable, or paid to any Credit Party from a Customer or otherwise, shall be deposited directly into the Lock Box Account, and in that regard, Credit Parties hereby re-confirm that they have, prior to the date hereof, affirmatively directed and instructed all of their Customers to make and re-direct all payments and remittances otherwise due to the Credit Parties directly to the Lock Box Account. To the extent Credit Parties at any time receive any Receipts or other checks, drafts, instruments and other items of payment or proceeds of Collateral to any of its accounts (and not the Lock Box Account), then Credit Parties shall notify Lender of the receipt of such Receipts or other sums within twenty-four (24) hours of receipt of same, and immediately upon receipt thereof, remit or endorse same to Lender into the Lock Box Account; provided, however, that any such re-direction shall not diminish or abrogate Credit Parties' obligation to direct, instruct and require all Customers and other Persons to make all payments and remittances otherwise due to the Credit Parties directly to the Lock Box Account.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

BORROWER:

THE PULSE NETWORK, INC., a Nevada corporation

By: ______________________________
Name:
Title:

LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By: **TCA Global Credit Fund GP, Ltd.**
Its: **General Partner**

By: ______________________________
Name: Robert Press
Title: Director

CONSENT AND AGREEMENT

The undersigned, referred to in the foregoing Amendment and the Credit Agreement referenced therein as Guarantors, hereby consent and agree to said Amendment, and to the payment of the amounts contemplated therein, documents contemplated thereby, representations and warranties made therein, and to the provisions contained therein pursuant to or in connection with said Amendment to the same extent as if the undersigned were a party to said Amendment.

GUARANTORS:

THE PULSE NETWORK, INC., a Massachusetts corporation

By: ______________________________
Name: ______________________________
Title: ______________________________

THE PULSE NETWORK MANAGEMENT, LLC, a Massachusetts limited liability company

By: THE PULSE NETWORK, INC., a Massachusetts corporation, its Sole Member

By: ______________________________
Name: ______________________________
Title: ______________________________

YOU EVERWHERE NOW, LLC, a California limited liability company

By: THE PULSE NETWORK, INC., a Massachusetts corporation, its Sole Member

By: ______________________________
Name: ______________________________
Title: ______________________________

VOICEFOLLOWUP, LLC, a California limited liability company

By: YOU EVERYWHERE NOW, LLC, a California limited liability company, its Sole Member

By: THE PULSE NETWORK, INC., a Massachusetts corporation, its Sole Member

By: ______________________________
Name: ______________________________
Title: ______________________________

TRAFFIC GEYSER, LLC, a California limited liability company

By: YOU EVERYWHERE NOW, LLC, a California limited liability company, its Sole Member

By: THE PULSE NETWORK, INC., a Massachusetts corporation, its Sole Member

By: ______________________________
Name: ______________________________
Title: ______________________________

EXHIBIT "A"

REPLACEMENT REVOLVING NOTE

REVISED DISCLOSURE SCHEDULES